Exhibit 99.1

FOR IMMEDIATE RELEASE February 18, 2011	Analyst Contact: Britta Carlson, (702) 402-5624 Media Contact: Karl Walquist, (775) 834-3891
NV Energy, Inc., Reports 2010 Earnings
Las Vegas — NV Energy, Inc. (NYSE: NVE) today announced consolidated net income of $227 million, or 97 cents per share basic and 96 cents per share diluted, for the year ended December 31, 2010, compared with consolidated net income of $182.9 million, or 78 cents per share basic and diluted, for the same period in 2009.
Earnings for the year were positively influenced by the general rate increase at our Southern Nevada Utility effective July 1, 2009, and continued focus on controlling spending.
“We are pleased with our 2010 earnings especially in light of the slower growth in Nevada,” said Michael Yackira, President and Chief Executive Officer of NV Energy, Inc. “We continue to focus on controllable costs and operational efficiencies in the implementation of our three-part energy strategy.”
Webcast Scheduled for 7 a.m. PST today, Friday, February 18, 2011
Senior management of NV Energy will review the company’s 2010 and fourth quarter financial results and other matters during a conference call and live webcast today, Friday, February 18, at 7 a.m. Pacific Standard Time.
The webcast will be accessible on the NV Energy website:
www.nvenergy.com.
An archived version of the webcast will remain on the NV Energy website for approximately one month following the live webcast. To listen to a recording of the call by telephone, call (800) 475-6701, and international callers should dial (320) 365-3844. Use the conference call access code, 189772, to listen to the recording.
Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a 44,424 -square-mile service territory that stretches north to south from Elko to Laughlin, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada as well as approximately 40 million tourists annually.
This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets, NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.’s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, including changes in and renewals of collective bargaining agreements, strikes or work stoppages, unseasonable weather, drought, threat of wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarter ended September 30, 2010, and Form 10-Q and as amended by Form 10-Q/A for the quarters ended March 31, 2010 and June 30, 2010, and their Annual Reports on Form 10-K and 10-K/A for the year ended December 31, 2009, each filed with the SEC. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)

			Three Months Ended
	Year ended December 31,		December 31,
	2010	2009	2010	2009

OPERATING REVENUES	$3,280,222	$3,585,798	$655,011	$772,883

OPERATING EXPENSES:
Fuel for power generation	821,484	881,768	170,970	197,294
Purchased power	648,881	758,736	126,343	124,551
Gas purchased for resale	137,702	153,607	36,166	52,150
Deferred energy	113,107	289,076	6,553	74,021
Other operating expenses	414,241	453,413	93,486	120,858
Maintenance	104,567	102,309	18,852	20,090
Depreciation and amortization	333,059	321,921	83,992	81,009
Taxes other than income	62,746	60,885	15,214	17,308

Total Operating Expenses	2,635,787	3,021,715	551,576	687,281

OPERATING INCOME	644,435	564,083	103,435	85,602

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt)	(333,010)	(334,314)	(91,385)	(83,318)
Interest income (expense) on regulatory items	(12,517)	(2,280)	(3,764)	(1,407)
AFUDC — equity	28,112	24,274	7,197	5,181
Other income	36,841	33,122	6,317	1,913
Other expense	(23,113)	(26,498)	(6,075)	(9,073)

Total Other Income (Expense)	(303,687)	(305,696)	(87,710)	(86,704)

Income (Loss) Before Income Tax Expense	340,748	258,387	15,725	(1,102)

Income tax expense (benefit)	113,764	75,451	1,512	(5,253)

NET INCOME	$226,984	$182,936	$14,213	$4,151

Amount per share basic and diluted
Net Income per share — basic	$0.97	$0.78	$0.06	$0.02
Net Income per share — diluted	$0.96	$0.78	$0.06	$0.02

Outstanding — basic	235,048,347	234,542,292	235,048,347	234,728,309

Outstanding — diluted	236,294,812	235,180,688	236,294,812	235,644,043

Dividends Declared Per Share of Common Stock	$0.45	$0.41	$0.12	$0.11

NEVADA POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)

			Three Months Ended
	Year ended December 31,		December 31,
	2010	2009	2010	2009

OPERATING REVENUES	$2,252,377	$2,423,377	$416,233	$477,559

OPERATING EXPENSES:
Fuel for power generation	588,419	587,647	119,137	132,292
Purchased power	505,239	627,759	92,963	86,013
Deferred energy	94,843	207,611	13,124	62,701
Other operating expenses	260,535	279,865	56,762	73,094
Maintenance	71,759	71,019	12,814	12,739
Depreciation and amortization	226,252	215,873	56,922	55,004
Taxes other than income	37,918	37,241	9,061	10,847

Total Operating Expenses	1,784,965	2,027,015	360,783	432,690

OPERATING INCOME	467,412	396,362	55,450	44,869

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt)	(214,367)	(226,252)	(52,871)	(55,717)
Interest income (expense) on regulatory items	(3,169)	3,463	(1,204)	572
AFUDC — equity	25,229	21,025	6,674	4,467
Other income	15,541	19,658	6,457	932
Other expense	(12,946)	(18,320)	(3,608)	(5,985)

Total Other Income (Expense)	(189,712)	(200,426)	(44,552)	(55,731)

Income (Loss) Before Income Tax Expense	277,700	195,936	10,898	(10,862)

Income tax expense (benefit)	91,757	61,652	1,341	(4,205)

NET INCOME (Loss)	$185,943	$134,284	$9,557	$(6,657)

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)

			Three Months Ended
	Year ended December 31,		December 31,
	2010	2009	2010	2009

OPERATING REVENUES:
Electric	$836,879	$957,130	$187,542	$222,744
Gas	190,943	205,263	51,232	72,577

Total Operating Revenues	1,027,822	1,162,393	238,774	295,321

OPERATING EXPENSES:
Fuel for power generation	233,065	294,121	51,833	65,002
Purchased power	143,642	130,977	33,380	38,538
Gas purchased for resale	137,702	153,607	36,166	52,150
Deferred energy — electric — net	8,475	73,829	(8,714)	5,607
Deferred energy — gas — net	9,789	7,636	2,143	5,713
Other operating expenses	149,946	170,849	35,575	47,101
Maintenance	32,808	31,290	6,038	7,351
Depreciation and amortization	106,807	106,048	27,070	26,005
Taxes other than income	24,593	23,447	6,099	6,401

Total Operating Expenses	846,827	991,804	189,590	253,868

OPERATING INCOME	180,995	170,589	49,184	41,453

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt)	(68,514)	(69,413)	(17,373)	(17,940)
Interest income (expense) on regulatory items	(9,348)	(5,743)	(2,560)	(1,979)
AFUDC — equity	2,883	3,249	523	714
Other income	16,748	13,276	2,472	977
Other expense	(9,985)	(7,648)	(2,430)	(3,047)

Total Other Income (Expense)	(68,216)	(66,279)	(19,368)	(21,275)

Income Before Income Tax Expense	112,779	104,310	29,816	20,178

Income tax expense	40,404	31,225	10,338	5,299

NET INCOME	$72,375	$73,085	$19,478	$14,879

Gross margin is presented by Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy in order to provide information that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy calculate as operating revenues less energy costs, provides a measure of income available to support the other operating expenses. Gross margin changes are based primarily on general base rate adjustments (which are required to be filed by statute every three years). Reconciliations between GAAP operating income and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Gross Margin
(Dollars in Thousands)
(Unaudited)

Nevada Power Company
			Change from
	2010	2009	Prior Year %

Operating Revenues:
Electric	$2,252,377	$2,423,377	-7.1%

Energy Costs:
Fuel for power generation	588,419	587,647
Purchased power	505,239	627,759
Deferred energy	94,843	207,611

	1,188,501	1,423,017	-16.5%

Gross Margin	$1,063,876	$1,000,360	6.3%

Other operating expenses	260,535	279,865
Maintenance	71,759	71,019
Depreciation and amortization	226,252	215,873
Taxes other than income	37,918	37,241

Operating Income	$467,412	$396,362	17.9%

Sierra Pacific Power Company

			Change from
	2010	2009	Prior Year %
Operating Revenues:
Electric	$836,879	$957,130
Gas	190,943	205,263

	$1,027,822	$1,162,393	-11.6%

Energy Costs:
Fuel for power generation	233,065	294,121
Purchased power	143,642	130,977
Deferred energy -electric-net	8,475	73,829
Gas purchased for resale	137,702	153,607
Deferred energy -gas-net	9,789	7,636

	$532,673	$660,170	-19.3%

Energy Costs by Segment:
Electric	$385,182	$498,927
Gas	147,491	161,243

	$532,673	$660,170

Gross Margin by Segment:
Electric	$451,697	$458,203
Gas	43,452	44,020

	$495,149	$502,223	-1.4%

Other operating expenses	149,946	170,849
Maintenance	32,808	31,290
Depreciation and amortization	106,807	106,048
Taxes other than income	24,593	23,447

Operating Income	$180,995	$170,589	6.1%

Summary of Selected Operating Statistics
Nevada Power Company
Electric Operating Revenue
(dollars in thousands)

			Change from	Avg. Change
	2010	2009	Prior Year %	in customers
Electric Operating Revenues:
Residential	$1,084,497	$1,143,836	-5.2%	0.4%
Commercial	436,343	477,477	-8.6%	0.8%
Industrial	663,586	720,850	-7.9%	0.3%

Retail revenues	2,184,426	2,342,163	-6.7%
Other	67,951	81,214	-16.3%

Total Revenues	$2,252,377	$2,423,377	-7.1%

Retail sales in thousands of MWhs	20,642	20,957	-1.5%

Sierra Pacific Power Company
Electric Operating Revenue
(dollars in thousands)

			Change from	Avg. Change
	2010	2009	Prior Year %	in customers
Electric Operating Revenues:
Residential	$303,737	$345,455	-12.1%	0.2%
Commercial	321,599	381,805	-15.8%	0.1%
Industrial	178,855	199,510	-10.4%	-1.8%

Retail revenues	804,191	926,770	-13.2%
Other	32,688	30,360	7.7%

Total Revenues	$836,879	$957,130	-12.6%

Retail sales in thousands of MWhs	8,081	8,162	-1.0%
Sierra Pacific Power Company
Gas Operating Revenue
(dollars in thousands)

			Change from	Avg. Change
	2010	2009	Prior Year %	in customers
Gas Operating Revenues:
Residential	$102,923	$116,680	-11.8%
Commercial	45,547	52,186	-12.7%
Industrial	14,802	17,458	-15.2%

Retail revenues	163,272	186,324	-12.4%	0.8%
Wholesale revenue	25,233	16,560	52.4%
Miscellaneous	2,438	2,379	2.5%

Total Revenues	$190,943	$205,263	-7.0%

Retail sales in thousands of decatherms	14,739	15,046	-2.0%

Summary of Selected Operating Statistics
Nevada Power Company
MWH Sales
(in MWh’s)

			Change from
	2010	2009	Prior Year %

Retail:
Residential	8,684,386	8,893,542	-2.4%
Commercial & Industrial
Gaming/Recreation/Restaurants	3,215,710	3,392,658	-5.2%
All Other Retail	8,742,166	8,670,931	0.8%

Total Retail	20,642,262	20,957,131	-1.5%

Wholesale	1,262	69,915	-98.2%
Sales to Public Authorities	231,072	240,302	-3.8%

Total	20,874,596	21,267,348	-1.8%

Sierra Pacific Power Company
MWH Sales
(in MWh’s)

			Change from
	2010	2009	Prior Year %

Retail:
Residential	2,465,049	2,502,537	-1.5%
Commercial and Industrial:
Mining	1,506,866	1,405,087	7.2%
All Other Retail	4,108,834	4,254,749	-3.4%

Total Retail	8,080,749	8,162,373	-1.0%

Wholesale	13,797	14,993	-8.0%
Sales to Public Authorities	16,459	16,535	-0.5%

Total	8,111,005	8,193,901	-1.0%

Financial Highlights
(Dollars in Thousands)
(Unaudited)

NV Energy, Inc
Capital Structure	December 31, 2010		December 31, 2009

Current maturities of long-term debt	$355,929	4.1%	$134,474	1.6%
Long-term debt	4,924,109	57.1%	5,303,357	61.2%

Total Debt	$5,280,038	61.2%	$5,437,831	62.8%
Total shareholders’ equity	3,350,818	38.8%	3,223,922	37.2%

Total Capitalization (including current maturities of long-term debt)	$8,630,856	100.0%	$8,661,753	100.0%

Nevada Power Company
Capital Structure	December 31, 2010		December 31, 2009

Current maturities of long-term debt	$355,929	5.6%	$119,474	1.9%
Long-term debt	3,221,833	50.8%	3,535,440	56.1%

Total Debt	$3,577,762	56.4%	$3,654,914	58.0%
Total shareholder’s equity	2,761,632	43.6%	2,650,039	42.0%

Total Capitalization (including current maturities of long-term debt)	$6,339,394	100.0%	$6,304,953	100.0%

Sierra Pacific Power Company
Capital Structure	December 31, 2010		December 31, 2009

Current maturities of long-term debt	$—	0.0%	$15,000	0.6%
Long-term debt	1,195,775	55.1%	1,282,225	55.6%

Total Debt	$1,195,775	55.1%	$1,297,225	56.2%
Total shareholder’s equity	973,420	44.9%	1,009,258	43.8%

Total Capitalization (including current maturities of long-term debt)	$2,169,195	100.0%	$2,306,483	100.0%

NVE Available Liquidity as of December 31, 2010 (dollars in millions)
	NVE	NPC	SPPC
Cash and Cash Equivalents	$13.6	$60.1	$9.6
Balance available on Revolving Credit Facilities	N/A	585.3	219.3
Less reduction for hedging obligations	N/A	(28.3)	(13.8)

	$13.6	$617.1	$215.1